SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 3
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of April 30, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc., (the "Adviser"), on behalf of AIM Sector Funds, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, AIM Sector Funds is now named AIM Sector Funds (Invesco Sector Funds); and

     WHEREAS, the following Funds have been renamed:

CURRENT NAME                      NEW NAME
AIM Energy Fund                   Invesco Energy Fund
AIM Financial Services Fund       Invesco Financial Services Fund
AIM Gold & Precious Metals Fund   Invesco Gold & Precious Metals Fund
AIM Leisure Fund                  Invesco Leisure Fund
AIM Technology Fund               Invesco Technology Fund
AIM Utilities Fund                Invesco Utilities Fund;

     NOW, THEREFORE, the parties agree that;

     1. All references to AIM Sector Funds in the Contract are deleted and replaced with AIM Sector Funds (Invesco Sector Funds).

     2. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      FUNDS

               Invesco Energy Fund
               Invesco Financial Services Fund
               Invesco Gold & Precious Metals Fund
               Invesco Leisure Fund
               Invesco Technology Fund
               Invesco Utilities Fund
               Invesco Mid-Cap Value Fund
               Invesco Small-Mid Special Value Fund
               Invesco Special Value Fund

               Invesco Technology Fund
               Invesco U.S. Mid Cap Value Fund
               Invesco U.S. Small Cap Value Fund
               Invesco U.S. Small/Mid Cap Value Fund
               Invesco Value Fund
               Invesco Value II Fund
               Invesco Van Kampen American Value Fund
               Invesco Van Kampen Capital Growth Fund
               Invesco Van Kampen Comstock Fund
               Invesco Van Kampen Enterprise Fund
               Invesco Van Kampen Mid Cap Growth Fund
               Invesco Van Kampen Small Cap Value Fund
               Invesco Van Kampen Technology Fund
               Invesco Van Kampen Utility Fund
               Invesco Van Kampen Value Opportunities Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.


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

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.

                                        Adviser


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President


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

                                        INVESCO TRIMARK LTD.

                                        Sub-Adviser


                                        By: /s/ Eric J. Adelson
                                            ------------------------------------
                                        Name: Eric J. Adelson
                                        Title: Senior Vice President, Legal and
                                               Secretary


                                        By: /s/ Wayne Bolton
                                            ------------------------------------
                                        Name: Wayne Bolton
                                        Title: Vice President, Compliance &
                                               Chief Compliance Officer

                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                        GMBH

                                        Sub-Adviser


                                        By: /s/ Karl George Bayer
                                            ------------------------------------
                                        Name: Karl George Bayer
                                        Title: Managing Director


                                        By: /s/ Jens Langewand
                                            ------------------------------------
                                        Name: Jens Langewand
                                        Title: Managing Director


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

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By: /s/ Michelle Moran
                                            ------------------------------------
                                        Name: Michelle Moran
                                        Title: Head of Legal for UK & Ireland


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

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By: /s/ Masakazu Hasegawa
                                            ------------------------------------
                                        Name: Masakasu Hasegawa
                                        Title: Managing Director


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

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By: /s/ Robert Ades
                                            ------------------------------------
                                        Name: Robert Ades
                                        Title: Director


                                        By: /s/ Ian Coltman
                                            ------------------------------------
                                        Name: Ian Coltman
                                        Title: Head of Legal

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By: /s/ Anna Tong
                                            ------------------------------------
                                        Name: Anna Tong
                                        Title: Director


                                        By: /s/ Gracie Liu
                                            ------------------------------------
                                        Name: Gracie Liu
                                        Title: Director

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey Kuper
                                            ------------------------------------
                                        Name: Jeffrey Kuper
                                        Title: Secretary & General Counsel


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